DIVIDENDS	12 Months Ended
Dec. 31, 2011
DIVIDENDS
DIVIDENDS

17           DIVIDENDS

On August 25, 2010, the board of directors of the Company approved the plan to distribute dividend of RMB270 million from its retained earnings ended June 30, 2010 to its shareholders. RMB257.8 million have been paid to the shareholders before December 31, 2011.

	Years ended December 31,
	2009	2010	2011

Cash dividends per share*	—	1.74	—

*Dividend declared divided by number of shares outstanding of 154,875,000.